UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2022

Appgate, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-52776	20-3547231
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

2 Alhambra Plaza, Suite PH-1-B, Coral Gables, FL 33134
(Address of principal executive offices) (Zip Code)

(866) 524-4782
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On March 30, 2022, Appgate, Inc., a Delaware corporation ("Appgate") issued a press release announcing its 2021 earnings. A copy of Appgate’s press release is attached hereto and furnished as Exhibit 99.1 and is incorporated into this Item 2.02 by reference.

The information in this Item 2.02, including the accompanying Exhibit 99.1, shall be deemed “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing made by Appgate under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure.

The information contained in Item 2.02 of this Current Report on Form 8-K is incorporated by reference in this Item 7.01.

On March 30, 2022, Appgate released an Investor Presentation, dated March 30, 2022. A copy of Appgate’s Investor Presentation is attached hereto and furnished as Exhibit 99.2 and is incorporated into this Item 7.01 by reference. The Investor Presentation is also available on Appgate’s investor relations website at ir.appgate.com.

The information in this Item 7.01, including the accompanying Exhibit 99.2, shall be deemed “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing made by Appgate under the Securities Act or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits

99.1	Press Release dated March 30, 2022 issued by Appgate, Inc. (furnished solely for purposes of Item 2.02 of this Form 8-K)

99.2	Investor Presentation dated March 30, 2022 (furnished solely for purposes of Item 7.01 of this Form 8-K)

104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2022	Appgate, Inc.

	By:	/s/ Barry Field
Barry Field
Chief Executive Officer
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